CORPORATE
                                                              HIGH YIELD
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1998

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of November 30, 1998

The quality ratings* of securities in the Fund as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Ratings/Moody's Ratings                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ...........................................................   5.7%
BB/Ba .............................................................  23.0
B/B ...............................................................  63.6
CCC/Caa ...........................................................   4.3
CC/Ca and Lower ...................................................   0.0
NR(Not Rated) .....................................................   3.4
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ............................................  31.3%
Emerging Market Holdings ..........................................  12.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ............................................................   8.7%
United Kingdom ....................................................   5.2
Argentina .........................................................   3.3
Mexico ............................................................   2.8
Colombia ..........................................................   2.7
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

                              Corporate High Yield Fund, Inc., November 30, 1998

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market experienced market extremes during the six months ended November 30, 1998. The market ranged from overvalued as the period began, to oversold during the dramatic revaluation of financial markets in the early fall, and ended the period with a sharp recovery in the month of November. Investor concerns about companies' ability to sustain earnings growth in the face of weak overseas markets contributed to a sell-off that began in August and led to unprecedented illiquidity in the high-yield market and to yield spreads relative to Treasury securities that have not been seen in the high-yield market since 1990. The unmanaged CS First Boston Index returned -6.79% for the month of August. Despite a strong rebound total return of +5.07% in November, the Index returned -3.15% for the six months ended November 30, 1998. The Index includes about 7% emerging markets bonds, which were especially hard hit. The yield spread between ten-year Treasury securities and the high-yield market, as measured by the CS First Boston High Yield Index, widened to 760 basis points (7.60%) in mid-October from 371 basis points on February 28, 1998 and ended November at 624 basis points.

Viewing the high-yield market from a yield spread perspective highlights the good value we continue to see in the market over the long term, though volatility resulting from ongoing earnings concerns and supply/demand imbalances may hurt performance in the months ahead. The yield spread is the incremental yield demanded by investors for the additional credit risk they take on by investing in the high-yield market rather than in US Government obligations. The average monthly yield spread between high-yield issues as measured by the CS First Boston High Yield Index from 1986 to 1997 is 517 basis points compared to 624 basis points at November 30, 1998. This historical period includes 1990 and 1991, two years that experienced the unwinding of considerable speculative excess in the market, the fall of the dominant high-yield dealer Drexel Burnham Lambert, and the savings and loan crisis.

In our opinion, the high-yield market continues to offer a measure of diversification to investors, as well as a reasonable risk/reward profile. The high-yield market acts as a hybrid market, since it has characteristics of both the fixed-income and equity markets, although it does not track either exactly. The performance of the high-yield market has been more closely tied to the Treasury market in a benign economic environment. On the other hand, when corporate earnings concerns dominate, as was the case in early fall, the performance of the high-yield market has more closely followed that of the equity markets. On a historic basis, high-yield issues have tended to deliver their returns with about half the volatility of stocks and about the same volatility as Treasury securities.

Fund Performance

For the six months ended November 30, 1998, the total investment return on the Fund's Common Stock was -5.50%, based on a change in the per share net asset value from $13.95 to $12.46, and assuming reinvestment of $0.712 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 11.58%. The Fund's performance for the period reflects downward pressure in emerging market issues, weakness in the high-yield market as a whole and earnings weakness in specific credits generally related to international economic upheaval. Weak performance was magnified during the period by leverage.

Leverage Strategy

The Fund was on average 23% leveraged during the six-month period ended November 30, 1998. This means that we borrowed the equivalent of 23% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. We expect to maintain leverage in the coming months as market conditions permit. On November 30, 1998, the Fund was 24.3% leveraged, having borrowed $94.9 million at a borrowing cost of 5.875%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Communications and media remained our largest broad sector category, at approximately 33% of total long-term investments. Of the narrowly classified industry groups, the largest allocations were: paper & forest products, 7.4% of total long-term investments; media & communications--international, 6.5%; telephony/competitive local exchange carriers, 6.3%; health services, 6.2%; and transportation, 5.9%. Dollar-denominated non-US bonds totaled about 31% of the portfolio, with emerging market holdings accounting for 12% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At November 30, 1998, the average maturity for the portfolio was 6 years, 8 months.

We continue to search for value in the markets, discarding issues that we believe have limited upside potential and adding to positions in companies that we believe have solid fundamental characteristics.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 6, 1999

PROXY RESULTS

During the six-month period ended November 30, 1998, Corporate High Yield Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the stockholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted         Shares Withheld
                                                                              For                From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Joe Grills                 22,645,095              581,344
                                                Walter Mintz               22,645,292              581,147
                                                Robert S. Salomon Jr       22,652,412              574,027
                                                Melvin R. Seiden           22,650,894              575,545
                                                Stephen B. Swensrud        22,653,493              572,946
                                                Arthur Zeikel              22,642,021              584,417
--------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted  Shares Voted  Shares Voted
                                                                           For         Against      Abstain
--------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                   22,677,319      179,236      369,883
--------------------------------------------------------------------------------------------------------------


                                     2 & 3

                              Corporate High Yield Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS

                         S&P    Moody's     Face                                                                          Value
INDUSTRIES             Ratings  Ratings    Amount                     Corporate Bonds                      Cost         (Note 1a)
==================================================================================================================================
Aerospace &                                          L-3 Communications Corp.:
Defense--1.7%            B      B2       $1,850,000    10.375% due 5/01/2007                           $  1,850,000   $  2,044,250
                         B      B2        3,000,000    8.50% due 5/15/2008                                2,997,900      3,082,500
                                                                                                       ------------   ------------
                                                                                                          4,847,900      5,126,750
==================================================================================================================================
Airlines--1.1%                                       USAir Inc.:
                         B+     B1        2,355,777    11.20% due 3/19/2005**                             2,073,084      2,687,353
                         BB     Ba2         500,000    10.375% due 3/01/2013                                477,500        564,470
                                                                                                       ------------   ------------
                                                                                                          2,550,584      3,251,823
==================================================================================================================================
Automotive--2.1%         B+     B3        3,000,000  Breed Technologies, Inc., 9.25% due 4/15/2008(e)     3,000,000      2,490,000
                         B      B2        1,875,000  Collins & Aikman Corp., 11.50% due 4/15/2006         1,875,000      1,950,000
                         B+     B2        1,875,000  Venture Holdings Trust, 9.50% due 7/01/2005          1,815,367      1,846,875
                                                                                                       ------------   ------------
                                                                                                          6,690,367      6,286,875
==================================================================================================================================
Broadcasting/Radio       B      NR+       2,000,000  Chancellor Media Corp., 9% due 10/01/2008(e)         2,000,000      2,120,000
& Television--4.0%       CCC+   B3        2,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008           2,000,000      2,140,000
                         BB-    Ba2       3,750,000  EZ Communications, Inc., 9.75% due 12/01/2005        3,796,875      4,087,500
                         B      B2        1,500,000  Sinclair Broadcast Group Inc., 10% due 9/30/2005     1,483,125      1,571,250
                         B      B2        1,875,000  Young Broadcasting Corporation, 11.75% due
                                                     11/15/2004                                           2,085,938      1,987,500
                                                                                                       ------------   ------------
                                                                                                         11,365,938     11,906,250
==================================================================================================================================
Cable--4.8%              BB+    Ba2       2,250,000  CSC Holdings Inc., 7.625% due 7/15/2018              2,247,772      2,254,140
                         B-     B2        3,750,000  Echostar Communications Corp., 10.923%* due
                                                     6/01/2004                                            3,623,293      3,768,750
                         B      B2        3,000,000  Intermedia Capital Partners L.P., 11.25% due
                                                     8/01/2006                                            3,011,250      3,390,000
                         BB-    B2        3,750,000  Lenfest Communications, Inc., 10.50% due
                                                     6/15/2006                                            3,803,438      4,246,875
                         CCC+   Ca        5,747,000  Wireless One Inc., 13.50%* due 8/01/2006(g)          3,953,090        459,760
                                                                                                       ------------   ------------
                                                                                                         16,638,843     14,119,525
==================================================================================================================================
Cable--                                              Australis Media Ltd.(b)(c):
International--3.4%      D      C           118,416    1.75%/15.75% due 5/15/2003                            65,146          1,184
                         NR+    NR+       6,922,000    1.75%/15.75% due 5/15/2003(d)                      4,874,096         86,525
                                                     Diamond Cable Communications PLC*:
                         B-     Caa1      1,500,000    11.055% due 9/30/2004                              1,441,021      1,440,000
                         B-     Caa1      2,625,000    10.772% due 12/15/2005                             2,154,802      2,191,875
                         B-     Caa1        900,000    11.387% due 2/15/2007                                616,030        639,000
                         B-     B3        3,500,000  International Cabletel, Inc., Series B, 11.643%*
                                                     due 2/01/2006                                        2,723,985      2,765,000
                         B-     B3        1,500,000  NTL, Inc., 10% due 2/15/2007                         1,500,938      1,567,500
                         B+     B1        1,500,000  TeleWest Communications PLC, 10.509%* due
                                                     10/01/2007                                           1,266,679      1,260,000
                                                                                                       ------------   ------------
                                                                                                         14,642,697      9,951,084
==================================================================================================================================
Chemicals--2.2%          B+     B2        3,750,000  Huntsman Corporation, 9.50% due 7/01/2007(e)         3,671,250      3,750,000
                         B+     B2        2,750,000  Octel Developments PLC, 10% due 5/01/2006            2,750,000      2,860,000
                                                                                                       ------------   ------------
                                                                                                          6,421,250      6,610,000
==================================================================================================================================
Computer Services--      B      Ba3       3,750,000  Advanced Micro Devices, Inc., 11% due 8/01/2003      3,879,375      4,003,125
Electronics--5.3%        B-     B2        2,250,000  Amphenol Corporation, 9.875% due 5/15/2007           2,250,000      2,295,000
                         B+     B1        1,298,000  Celestica International Inc., 10.50% due
                                                     12/31/2006                                           1,298,000      1,418,065
                         B-     B3        2,500,000  MCMS Inc., 9.75% due 3/01/2008                       2,500,000      2,012,500
                         CCC    NR+       3,500,000  Splitrock Services Inc., 11.75% due 7/15/2008        3,500,000      3,150,000
                         B-     B2        3,500,000  Zilog, Inc., 9.50% due 3/01/2005                     3,269,375      2,660,000
                                                                                                       ------------   ------------
                                                                                                         16,696,750     15,538,690
==================================================================================================================================
Conglomerates--          BBB    Baa1      3,000,000  Cendant Corp., 7.75% due 12/01/2003                  2,994,840      2,994,840
2.7%                                                 Sequa Corp.:
                         BB     Ba2       2,000,000    9.625% due 10/15/1999                              2,055,000      2,060,000
                         B+     B1        3,000,000    9.375% due 12/15/2003                              2,941,250      3,060,000
                                                                                                       ------------   ------------
                                                                                                          7,991,090      8,114,840
==================================================================================================================================
Consumer Products--      B-     B2        3,000,000  Chattem, Inc., Series B, 12.75% due 6/15/2004        3,389,063      3,360,000
3.6%                     B      B3        1,500,000  Corning Consumer Products, Series B, 9.625% due
                                                     5/01/2008                                            1,435,000      1,027,500
                         B-     B2        3,750,000  Home Interiors & Gifts, 10.125% due 6/01/2008(e)     3,750,000      3,675,000
                         B-     B3        3,175,000  Syratech Corp., 11% due 4/15/2007                    2,621,000      2,540,000
                                                                                                       ------------   ------------
                                                                                                         11,195,063     10,602,500
==================================================================================================================================
Diversified--1.9%        B-     B3        3,750,000  Foamex LP/Foamex Capital Corp. LP, 13.50% due
                                                     8/15/2005                                            4,275,000      4,125,000
                         B-     B2        1,500,000  Koppers Industries, Inc., 9.875% due 12/01/2007      1,500,000      1,440,000
                                                                                                       ------------   ------------
                                                                                                          5,775,000      5,565,000
==================================================================================================================================
Energy--4.1%             B      B1        1,750,000  Chesapeake Energy Corp., Series B, 9.625% due
                                                     5/01/2005                                            1,710,625      1,592,500
                         B      B1        3,000,000  KCS Energy Inc., Series B, 11% due 1/15/2003         3,088,125      2,820,000
                         BBB-   Baa3      4,531,250  Oleoducto Centrale S.A., 9.35% due
                                                     9/01/2005**(e)                                       4,531,250      3,919,531
                         NR+    B3       10,450,000  TransAmerican Energy Corp., 13.163%* due
                                                     6/15/2002                                            9,705,673      3,657,500
                                                                                                       ------------   ------------
                                                                                                         19,035,673     11,989,531
==================================================================================================================================
Entertainment--1.4%      B-     B3        3,750,000  Six Flags Theme Parks Inc., 9.937%* due
                                                     6/15/2005                                            4,166,482      4,143,750
==================================================================================================================================
Financial Services--     CCC+   B2        4,500,000  AMRESCO, Inc., Series 98-A, 9.875% due 3/15/2005     4,518,750      3,195,000
1.8%                     BB+    Ba2       1,620,000  Reliance Group Holdings, Inc., 9.75% due
                                                     11/15/2003                                           1,619,725      1,676,327
                         BB     NR+         487,000  Veritas Holdings GMBH, 9.625% due 12/15/2003           491,261        500,393
                                                                                                       ------------   ------------
                                                                                                          6,629,736      5,371,720
==================================================================================================================================
Food & Beverage--        B+     Ba3         750,000  COTT Corp., 9.375% due 7/01/2005                       772,500        720,000
1.1%                     B-     B3        3,000,000  Favorite Brands International Inc., 10.75% due
                                                     5/15/2006(e)                                         2,713,750      2,415,000
                                                                                                       ------------   ------------
                                                                                                          3,486,250      3,135,000
==================================================================================================================================
Foreign Government       BB-    B2        2,000,000  Republic of Brazil, Global Bonds, 10.125% due
Obligations--0.5%                                    5/15/2027                                            1,799,180      1,507,500
==================================================================================================================================
Furniture--1.1%          B      B1        3,000,000  Lifestyle Furnishings, Inc., 10.875% due
                                                     8/01/2006                                            3,378,750      3,217,500
==================================================================================================================================


                                     4 & 5

                              Corporate High Yield Fund, Inc., November 30, 1998

                         S&P    Moody's     Face                                                                          Value
INDUSTRIES             Ratings  Ratings    Amount                     Corporate Bonds                      Cost         (Note 1a)
==================================================================================================================================
Gaming--5.9%             B+     B2      $ 6,000,000  Greate Bay Property Funding Corp., 10.875% due
                                                     1/15/2004(c)                                      $  5,930,000   $  3,660,000
                         B+     B2        2,250,000  Hollywood Casino Corp., 12.75% due 11/01/2003        2,428,125      2,362,500
                                                     Jazz Casino Co. LLC:
                         NR+    NR+         210,000    New Contingent Notes, due 11/15/2009(h)                    0              0
                         NR+    NR+       2,155,000    5.867% due 11/15/2009++                            1,026,900        969,750
                         B+     B2        2,250,000  Station Casinos Inc., 9.75% due 4/15/2007            2,104,284      2,379,375
                         BB-    B1        5,000,000  Trump Atlantic City Associates/Funding Inc.,
                                                     11.25% due 5/01/2006                                 5,000,000      4,675,000
                                                     Venetian Casino Resorts LLC:
                         B-     B3          750,000    12.25% due 11/15/2004                                762,188        716,250
                         CCC+   Caa1      3,000,000    10% due 11/15/2005                                 2,892,492      2,670,000
                                                                                                       ------------   ------------
                                                                                                         20,143,989     17,432,875
==================================================================================================================================
Health Services--        B-     B3        4,750,000  ALARIS Medical Systems, Inc., 9.75% due
8.0%                                                 12/01/2006                                           4,716,250      4,773,750
                         BBB    Ba2       2,250,000  Columbia HCA/Healthcare Corp., 7.15% due
                                                     3/30/2004                                            2,160,000      2,198,160
                         B-     B2        2,250,000  Extendicare Health Services, 9.35% due
                                                     12/15/2007                                           2,205,000      2,137,500
                         B+     Ba3       2,050,000  Fresenius Medical Capital Trust II, 7.875% due
                                                     2/01/2008                                            2,054,750      2,029,500
                         B+     Ba3         950,000  Fresenius Medical Care AG, 9% due 12/01/2006           995,125        992,750
                         B-     B3        4,000,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007        4,032,500      3,830,000
                         B-     B3        3,375,000  Magellan Health Services, 9% due 2/15/2008           3,343,594      3,172,500
                         B-     B3        1,500,000  Mariner Post--Acute Network, 9.50% due
                                                     11/01/2007                                           1,493,310      1,215,000
                         B+     B2        3,000,000  Quest Diagnostic Inc., 10.75% due 12/15/2006         3,000,000      3,210,000
                                                                                                       ------------   ------------
                                                                                                         24,000,529     23,559,160
==================================================================================================================================
Independent Power        B+     Ba1       2,250,000  AES Corporation, 8.50% due 11/01/2007                2,245,500      2,244,375
Producers--2.7%          BB-    Ba2       1,500,000  Calpine Corporation, 8.75% due 7/15/2007             1,494,529      1,530,000
                                                     Midland Cogeneration Venture Limited
                                                     Partnership**:
                         BB     Ba3       2,732,274    10.33% due 7/23/2002                               2,677,628      2,865,636
                         B      B2        1,000,000    13.25% due 7/23/2006                               1,263,750      1,276,940
                                                                                                       ------------   ------------
                                                                                                          7,681,407      7,916,951
==================================================================================================================================
Industrial--Services--   B      B3        3,000,000  Neff Corporation, 10.25% due 6/01/2008               3,000,000      3,000,000
1.0%
==================================================================================================================================
Media &                  BB-    Ba3       3,000,000  Antenna TV S.A., 9% due 8/01/2007                    2,912,552      2,550,000
Communications--                                      Call-Net Enterprises, Inc.*:
International--          BB-    B1        3,750,000    10.927% due 12/01/2004                             3,445,989      3,637,500
8.3%                     BB-    B1        3,500,000    9.27% due 8/15/2007                                2,500,966      2,327,500
                         BB-    B1        3,250,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004(e)      3,212,500      2,827,500
                         BB-    B2        2,250,000  Globo Communicacoes e Participacoes, Ltd.,
                                                     10.50% due 12/20/2006(e)                             2,244,428      1,687,500
                         BB     Ba2       3,750,000  Grupo Televisa, S.A., 11.375% due 5/15/2003          3,750,000      3,843,750
                         B-     B3        3,000,000  Satelites Mexicanos S.A., 10.125% due
                                                     11/01/2004(e)                                        3,000,000      2,467,500
                         BBB-   Ba3       5,000,000  Telefonica de Argentina S.A., 11.875% due
                                                     11/01/2004                                           4,900,400      5,375,000
                                                                                                       ------------   ------------
                                                                                                         25,966,835     24,716,250
==================================================================================================================================
Metals & Mining--        B-     B3        3,750,000  Great Lakes Carbon Corp., Series B, 11.75% due
2.7%                                                 5/15/2008++                                          3,750,000      3,787,500
                         CCC+   B2        4,200,000  Kaiser Aluminum & Chemical Corp., 12.75% due
                                                     2/01/2003                                            4,389,000      4,158,000
                                                                                                       ------------   ------------
                                                                                                          8,139,000      7,945,500
==================================================================================================================================
Packaging--2.6%          B-     B3        4,750,000  Indesco International Inc., 9.75% due 4/15/2008      4,717,188      4,429,375
                         B+     Ba3       3,750,000  Vicap S.A., 11.375% due 5/15/2007                    3,730,125      3,356,250
                                                                                                       ------------   ------------
                                                                                                          8,447,313      7,785,625
==================================================================================================================================
Paper & Forest           B      B3        4,500,000  Ainsworth Lumber Company, 12.50% due 7/15/2007++     4,272,873      4,488,750
Products--9.5%           B      B2        3,000,000  Bear Island LLC, Series B, 10% due 12/01/2007        3,000,000      2,985,000
                         B-     B2        4,000,000  Container Corporation of America, 9.75% due
                                                     4/01/2003                                            4,080,000      4,080,000
                         B+     B1        3,125,000  Doman Industries Ltd., 8.75% due 3/15/2004           2,885,000      2,625,000
                         BB     Ba3       4,750,000  Malette Inc., 12.25% due 7/15/2004                   5,184,900      5,130,000
                                                     P.T. Pabrik Kertas Tjiwa Kimia:
                         CCC+   B2        1,500,000    13.25% due 8/01/2001                               1,665,000      1,110,000
                         BB     Caa1      3,000,000    10% due 8/01/2004                                  2,983,650      1,875,000
                         B+     B1        4,000,000  S.D. Warren Co., 12% due 12/15/2004                  4,000,000      4,320,000
                         B+     B1        1,500,000  US Timberlands Klamath Falls, 9.625% due
                                                     11/15/2007                                           1,500,000      1,500,000
                                                                                                       ------------   ------------
                                                                                                         29,571,423     28,113,750
==================================================================================================================================
Product Distribution--   B-     B3        3,000,000  AmeriServ Food Company, 10.125% due 7/15/2007        3,000,000      2,670,000
3.8%                     B      B2        2,750,000  CEX Holdings Inc., 9.625% due 6/01/2008(e)           2,750,000      2,516,250
                                                     Fisher Scientific International Inc.:
                         B-     B3        2,250,000    9% due 2/01/2008                                   2,250,000      2,250,000
                         B-     B3        1,500,000    9% due 2/01/2008(e)                                1,447,598      1,500,000
                         B-     B3        2,500,000  Nebraska Book Company, 8.75% due 2/15/2008           2,500,000      2,368,750
                                                                                                       ------------   ------------
                                                                                                         11,947,598     11,305,000
==================================================================================================================================
Publishing &             BB+    Ba3       1,500,000  Hollinger International, Inc., 8.625% due
Printing--2.1%                                       3/15/2005                                            1,492,500      1,582,500
                                                     MDC Communications Corp.:
                         B      B3        3,000,000    10.50% due 12/01/2006                              2,981,250      3,045,000
                         B      B3        1,500,000    10.50% due 12/01/2006(e)                           1,470,225      1,500,000
                                                                                                       ------------   ------------
                                                                                                          5,943,975      6,127,500
==================================================================================================================================
Real Estate--1.7%        BB-    Ba3       5,000,000  Forest City Enterprises Inc., 8.50% due
                                                     3/15/2008                                            5,005,000      5,025,000
==================================================================================================================================
Specialty Retailing--    B+     B1        3,000,000  NBTY, Inc., 8.625% due 9/15/2007                     2,975,250      2,955,000
1.0%
==================================================================================================================================
Steel--0.6%              NR+    B2        2,250,000  CSN Iron S.A., 9.125% due 6/01/2007(e)               1,826,250      1,687,500
==================================================================================================================================
Telephony/Competitive    B-     Caa1      2,750,000  Espirit Telecom Group PLC, 10.875% due 6/15/2008     2,807,813      2,667,500
Local Exchange           B+     B2        3,000,000  GCI Inc., 9.75% due 8/01/2007                        3,000,000      2,910,000
Carriers--7.5%                                       Intermedia Communications Inc.:
                         B      B2        1,500,000    10.503%* due 7/15/2007                             1,054,158      1,057,500
                         B      B2        1,000,000    8.60% due 6/01/2008                                1,000,000        972,500
                         B      B3        1,750,000  Level 3 Communications Corp., 9.125% due
                                                     5/01/2008                                            1,742,633      1,752,188
                                                     Metronet Communications:
                         B      B3        4,500,000    9.95%* due 6/15/2008                               2,895,390      2,790,000
                         B      B3        1,500,000    10.625% due 11/01/2008(e)                          1,500,000      1,605,000


                                     6 & 7

                              Corporate High Yield Fund, Inc., November 30, 1998

                         S&P    Moody's     Face                                                                          Value
INDUSTRIES             Ratings  Ratings    Amount                     Corporate Bonds                      Cost         (Note 1a)
==================================================================================================================================
Telephony/Competitive                                Nextlink Communications Inc.:
Local Exchange           B      B3      $ 3,750,000    12.50% due 4/15/2006                            $  3,750,000   $  4,125,000
Carriers                 B      B3        1,500,000    9% due 3/15/2008                                   1,496,970      1,440,000
(concluded)                                          RSL Communications PLC:
                         B-     B3          500,000    10.502%* due 3/01/2008                               319,381        283,750
                         B-     B3        1,650,000    12% due 11/01/2008(e)                              1,559,334      1,732,500
                         B-     B2          700,000  Time Warner Telecom LLC, 9.75% due 7/15/2008           700,000        738,500
                                                                                                       ------------   ------------
                                                                                                         21,825,679     22,074,438
==================================================================================================================================
Textiles--1.0%           B      B2        3,000,000  Polymer Group, Inc., 8.75% due 3/01/2008             3,000,000      2,947,500
==================================================================================================================================
Transportation--7.5%     B      B2        3,000,000  Alpha Shipping PLC, 9.50% due 2/15/2008              2,982,840      1,620,000
                         B+     B1        2,750,000  American Reefer Co. Ltd., 10.25% due 3/01/2008       2,750,000      2,062,500
                         BB-    NR+       3,750,000  Autopistas del Sol S.A., 10.25% due 8/01/2009(e)     3,675,000      2,746,875
                         BB-    Ba2       4,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003         4,013,750      3,800,000
                         BB-    B1        3,750,000  Sea Containers Ltd., 12.50% due 12/01/2004           4,106,250      4,050,000
                         B+     B2        3,000,000  TFM, S.A. de C.V., 11.974%* due 6/15/2009            1,970,157      1,560,000
                         B-     B3        4,250,000  Transtar Holdings L.P., 12.625%* due 12/15/2003      3,753,008      4,058,750
                         B-     Caa1      4,450,000  Trism Inc., 10.75% due 12/15/2000                    4,238,625      2,269,500
                                                                                                       ------------   ------------
                                                                                                         27,489,630     22,167,625
==================================================================================================================================
Utilities--4.4%          BB+    Baa3      3,000,000  Empresa Elec del Norte, 10.50% due 6/15/2005(e)      3,000,000      2,190,000
                         BBB-   Ba3       4,750,000  Metrogas S.A., 12% due 8/15/2000                     4,803,281      4,880,625
                         NR+    NR+       5,106,532  Tucson Electric & Power Co., 10.21% due
                                                     1/01/2009(f)**                                       4,798,574      5,846,060
                                                                                                       ------------   ------------
                                                                                                         12,601,855     12,916,685
==================================================================================================================================
Waste Management--       D      Ca        4,000,000  Mid-American Waste Systems, Inc., 12.25% due
0.0%                                                 2/15/2003(c)                                         1,395,350        120,000
==================================================================================================================================
Wireless                 CCC+   B2        3,000,000  Cencall Communications Corporation, 13.935%* due
Communications--                                     1/15/2004                                            2,481,474      2,977,500
Domestic Paging &                                    Nextel Communications Inc.*:
Cellular--4.1%           CCC+   B2        4,600,000    12.819% due 8/15/2004                              3,891,644      4,508,000
                         CCC+   B2        2,250,000    9.505% due 10/31/2007                              1,576,318      1,417,500
                         B-     B3        3,000,000  Western Wireless Corp., 10.50% due 2/01/2007         2,987,813      3,210,000
                                                                                                       ------------   ------------
                                                                                                         10,937,249     12,113,000
==================================================================================================================================
Wireless                 B-     NR+       3,000,000  Celcaribe S.A., 11.318%* due 3/15/2004               3,171,164      2,880,000
Communications--         B+     B3        6,208,000  Comunicacion Celular S.A., 13.154%* due
International Paging                                 11/15/2003                                           4,816,645      4,050,720
& Cellular--6.4%         CCC+   Caa1      3,750,000  McCaw International Ltd., 11.757%* due 4/15/2007     2,618,267      2,062,500
                         B-     B3        4,500,000  Millicom International Cellular S.A., 13.803%*
                                                     due 6/01/2006                                        3,178,407      3,161,250
                         B+     Ba3       3,500,000  Orange PLC, 8% due 8/01/2008                         3,473,330      3,552,500
                         CCC+   Caa1      7,000,000  Telesystem International Wireless Inc.,
                                                     Series B, 17.337%* due 6/30/2007                     3,482,274      3,150,000
                                                                                                       ------------   ------------
                                                                                                         20,740,087     18,856,970
==================================================================================================================================
                                                     Total Investments in Corporate Bonds--123.6%       395,949,972    365,204,667
==================================================================================================================================
                                           Shares
                                            Held                      Common Stocks
==================================================================================================================================
Energy--1.4%                                321,384  CHI Energy, Inc.(c)                                  5,096,857      4,177,992
==================================================================================================================================
Entertainment--0.5%                         191,749  On Command Corporation(c)                            5,573,706      1,533,992
==================================================================================================================================
Gaming--0.1%                                 60,892  JCC Holding Co.(c)                                     243,568        243,568
==================================================================================================================================
Wireless                                     10,611  Nextel Communications Inc. (Class A)(c)                171,223        228,137
Communications--
Domestic Paging &
Cellular--0.1%
==================================================================================================================================
                                                     Total Investments in Common Stocks--2.1%            11,085,354      6,183,689
==================================================================================================================================
                                                     Preferred Stocks & Warrants
==================================================================================================================================
Broadcasting/Radio                            3,103  Cumulus Media, Inc., Series A++                      3,099,910      3,320,210
& Television--1.1%
==================================================================================================================================
Cable--0.0%                                  45,725  American Telecasting, Inc. (Warrants)(a)                     0            457
                                              5,747  Wireless One, Inc. (Warrants)(a)                       121,377             57
                                                                                                       ------------   ------------
                                                                                                            121,377            514
==================================================================================================================================
Entertainment--0.1%                          61,014  On Command Corporation (Warrants)(a)                   488,120        175,415
==================================================================================================================================
Supermarkets--0.0%                            3,745  Grand Union Co. (Warrants)(a)                               37         10,299
==================================================================================================================================
Telephony/Competitive                         1,847  Intermedia Communications Inc. (Series B)
Local Exchange                                       (Convertible)++                                      1,893,770      1,902,410
Carriers--0.6%
==================================================================================================================================
Wireless                                        875  Nextel Communications Inc. (Series D)++                886,365        905,625
Communications--
Domestic Paging &
Cellular--0.3%
==================================================================================================================================
Wireless                                      3,750  Cellular Communications International Inc.
Communications--                                     (Warrants)(a)                                           90,489         58,875
International Paging &                        6,208  Comunicacion Celular S.A. (Warrants)(a)(e)               6,782          1,940
Cellular--0.0%                                                                                         ------------   ------------
                                                                                                             97,271         60,815
==================================================================================================================================
                                                     Total Investments in Preferred Stocks &
                                                     Warrants--2.1%                                       6,586,850      6,375,288
==================================================================================================================================


                                     8 & 9

                              Corporate High Yield Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                            Face                                                                          Value
                                           Amount                    Short-Term Securities                 Cost         (Note 1a)
==================================================================================================================================
Commercial                               $  259,000  Ford Motor Credit Company, 5.51% due 12/01/1998   $    259,000   $    259,000
Paper***--0.1%
==================================================================================================================================
                                                     Total Investments in Short-Term Securities--0.1%       259,000        259,000
==================================================================================================================================
                                                     Total Investments--127.9%                         $413,881,176    378,022,644
                                                                                                       ============
                                                     Liabilities in Excess of Other Assets--(27.9%)                    (82,523,695)
                                                                                                                      ------------
                                                     Net Assets--100.0%                                               $295,498,949
                                                                                                                      ============
==================================================================================================================================

      *     Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      **    Subject to principal paydowns.
      ***   Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Fund.
      +     Not Rated.
      ++    Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
      (a)   Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
      (b)   Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75%
            until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
      (c)   Non-income producing security.
      (d)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
      (e)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (f)   Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,846,000, representing 2.0% of net assets.
            --------------------------------------------------------------------
                                           Acquisition                  Value
            Issue                             Dates        Cost       (Note 1a)
            --------------------------------------------------------------------
            Tucson Electric & Power Co.,    6/25/1993-
              10.21% due 1/01/2009          7/28/1993   $4,798,574   $5,846,060
            --------------------------------------------------------------------
            Total                                       $4,798,574   $5,846,060
                                                        ==========   ==========
            --------------------------------------------------------------------
      (g)   Each $1,000 face amount contains one warrant of Wireless One, Inc.
      (h)   Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of November 30, 1998
=====================================================================================================================
Assets:          Investments, at value (identified cost--$413,881,176) (Note 1a) ......                 $ 378,022,644
                 Cash .................................................................                           481
                 Receivables:
                   Interest ...........................................................   $ 9,270,850
                   Securities sold ....................................................     3,535,323      12,806,173
                                                                                          -----------
                 Prepaid expenses and other assets ....................................                       148,418
                                                                                                        -------------
                 Total assets .........................................................                   390,977,716
                                                                                                        -------------
=====================================================================================================================
Liabilities:     Loans (Note 5) .......................................................                    94,900,000
                 Payables:
                   Interest on loans (Note 5) .........................................       417,741
                   Investment adviser (Note 2) ........................................       150,584
                   Commitment fees ....................................................        10,403
                   Dividends to shareholders (Note 1e) ................................            39         578,767
                                                                                          -----------   -------------
                 Total liabilities ....................................................                    95,478,767
                                                                                                        -------------
=====================================================================================================================
Net Assets:      Net assets ...........................................................                 $ 295,498,949
                                                                                                        =============
=====================================================================================================================
Capital:         Common Stock, $.10 par value, 200,000,000 shares authorized ..........                 $   2,372,052
                 Paid-in capital in excess of par .....................................                   331,221,670
                 Undistributed investment income--net .................................                     3,889,672
                 Accumulated realized capital losses on investments--net ..............                    (6,125,913)
                 Unrealized depreciation on investments--net ..........................                   (35,858,532)
                                                                                                        -------------
                 Total--Equivalent to $12.46 per share based on 23,720,525 shares of
                 capital stock outstanding (market price $13.25) ......................                 $ 295,498,949
                                                                                                        =============
=====================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                              Corporate High Yield Fund, Inc., November 30, 1998

STATEMENT OF OPERATIONS

                         For the Six Months Ended November 30, 1998
================================================================================================================================
Investment Income        Interest and discount earned .........................................                     $ 20,502,692
(Note 1d):               Dividends ............................................................                          461,829
                         Other ................................................................                           77,680
                                                                                                                    ------------
                         Total income .........................................................                       21,042,201
                                                                                                                    ------------
================================================================================================================================
Expenses:                Loan interest expense (Note 5) .......................................    $  2,686,843
                         Investment advisory fees (Note 2) ....................................         985,894
                         Borrowing costs (Note 5) .............................................         114,251
                         Accounting services (Note 2) .........................................          38,372
                         Professional fees ....................................................          35,137
                         Transfer agent fees ..................................................          30,771
                         Printing and shareholder reports .....................................          20,435
                         Directors' fees and expenses .........................................          18,617
                         Custodian fees .......................................................          12,951
                         Pricing services .....................................................           5,245
                         Other ................................................................          21,118
                                                                                                   ------------
                         Total expenses .......................................................                        3,969,634
                                                                                                                    ------------
                         Investment income--net ...............................................                       17,072,567
                                                                                                                    ------------
================================================================================================================================
Realized & Unrealized    Realized loss on investments--net ....................................                       (8,460,922)
Loss on Investments--    Change in unrealized depreciation on investments--net ................                      (26,888,983)
Net (Notes 1b, 1d & 3):                                                                                             ------------
                         Net Decrease in Net Assets Resulting from Operations .................                     $(18,277,338)
                                                                                                                    ============
================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six        For the
                                                                                                   Months Ended      Year Ended
                         Increase (Decrease) in Net Assets:                                       Nov. 30, 1998     May 31, 1998
================================================================================================================================
Operations:              Investment income--net ...............................................    $ 17,072,567     $ 32,679,569
                         Realized gain (loss) on investments--net .............................      (8,460,922)       9,402,781
                         Change in unrealized depreciation on investments--net ................     (26,888,983)      (4,365,077)
                                                                                                   ------------     ------------
                         Net increase (decrease) in net assets resulting from operations ......     (18,277,338)      37,717,273
                                                                                                   ------------     ------------
================================================================================================================================
Dividends to             Investment income--net ...............................................     (16,773,168)     (33,072,339)
Shareholders                                                                                       ------------     ------------
(Note 1e):               Net decrease in net assets resulting from dividends to shareholders ..     (16,773,168)     (33,072,339)
                                                                                                   ------------     ------------
================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in
Transactions (Note 4):   reinvestment of dividends ............................................       3,620,921        9,374,343
                                                                                                   ------------     ------------
================================================================================================================================
Net Assets:              Total increase (decrease) in net assets ..............................     (31,429,585)      14,019,277
                         Beginning of period ..................................................     326,928,534      312,909,257
                                                                                                   ------------     ------------
                         End of period* .......................................................    $295,498,949     $326,928,534
                                                                                                   ============     ============
================================================================================================================================
                        *Undistributed investment income--net .................................    $  3,889,672     $  3,590,273
                                                                                                   ============     ============
================================================================================================================================

            See Notes to Financial Statements

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 1998
================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .................................     $(18,277,338)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                            Increase in receivables ...........................................................       (1,029,578)
                            Increase in other assets ..........................................................          (47,149)
                            Decrease in other liabilities .....................................................         (362,819)
                            Realized and unrealized loss on investments--net ..................................       35,349,905
                            Amortization of discount ..........................................................       (3,031,750)
                                                                                                                    ------------
                         Net cash provided by operating activities ............................................       12,601,271
                                                                                                                    ------------
================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments .........................................       70,043,934
Investing Activities:    Purchases of long-term investments ...................................................      (94,145,274)
                         Purchases of short-term investments ..................................................      (50,421,184)
                         Proceeds from sales and maturities of short-term investments .........................       50,472,000
                                                                                                                    ------------
                         Net cash used for investing activities ...............................................      (24,050,524)
                                                                                                                    ------------
================================================================================================================================
Cash Provided by         Cash receipts from borrowings ........................................................      102,900,000
Financing Activities:    Cash payments on borrowings ..........................................................      (78,300,000)
                         Dividends paid to shareholders .......................................................      (13,152,208)
                                                                                                                    ------------
                         Net cash provided by financing activities ............................................       11,447,792
                                                                                                                    ------------
================================================================================================================================
Cash:                    Net decrease in cash .................................................................           (1,461)
                         Cash at beginning of period ..........................................................            1,942
                                                                                                                    ------------
                         Cash at end of period ................................................................     $        481
                                                                                                                    ============
================================================================================================================================
Cash Flow                Cash paid for interest ...............................................................     $  2,947,596
Information:                                                                                                        ============
================================================================================================================================
Non-Cash Financing       Reinvestment of dividends paid to shareholders .......................................     $  3,620,921
Activities:                                                                                                         ============
================================================================================================================================

            See Notes to Financial Statements.


                                     12 & 13

                              Corporate High Yield Fund, Inc., November 30, 1998

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios               For the
                     have been derived from information provided          Six Months                For the Year Ended
                     in the financial statements.                            Ended                        May 31,
                                                                            Nov. 30,     -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                 1998+         1998+      1997+      1996+      1995+
==================================================================================================================================
Per Share            Net asset value, beginning of period ...............  $  13.95      $  13.74   $  13.68   $  13.35   $  13.21
Operating                                                                  --------      --------   --------   --------   --------
Performance:         Investment income--net .............................       .73          1.42       1.44       1.46       1.62
                     Realized and unrealized gain (loss) on
                     investments--net ...................................     (1.51)          .25        .08        .33        .14
                                                                           --------      --------   --------   --------   --------
                     Total from investment operations ...................      (.78)         1.67       1.52       1.79       1.76
                                                                           --------      --------   --------   --------   --------
                     Less dividends from investment income--net .........      (.71)        (1.46)     (1.46)     (1.46)     (1.62)
                                                                           --------      --------   --------   --------   --------
                     Net asset value, end of period .....................  $  12.46      $  13.95   $  13.74   $  13.68   $  13.35
                                                                           ========      ========   ========   ========   ========
                     Market price per share, end of period ..............  $  13.25      $14.1875   $ 14.125   $ 13.375   $ 13.625
                                                                           ========      ========   ========   ========   ========
==================================================================================================================================
Total Investment     Based on market price per share ....................     (1.19%)++     11.33%     17.44%      9.35%     11.67%
Return:**                                                                  ========      ========   ========   ========   ========
                     Based on net asset value per share .................     (5.50%)++     12.53%     11.69%     14.15%     14.92%
                                                                           ========      ========   ========   ========   ========
==================================================================================================================================
Ratios to Average    Expenses, excluding interest expense ...............       .84%*         .64%       .66%       .70%       .69%
Net Assets:                                                                ========      ========   ========   ========   ========
                     Expenses ...........................................      2.61%*        1.45%      1.27%      1.62%      2.53%
                                                                           ========      ========   ========   ========   ========
                     Investment income--net .............................     11.21%*        8.71%      9.43%      9.20%      9.03%
                                                                           ========      ========   ========   ========   ========
==================================================================================================================================
Leverage:            Amount of borrowings outstanding, end of period
                     (in thousands) .....................................  $ 94,900      $ 70,300   $ 28,000   $ 54,000   $ 46,000
                                                                           ========      ========   ========   ========   ========
                     Average amount of borrowings outstanding during the
                     period (in thousands) ..............................  $ 90,810      $ 52,080   $ 36,667   $ 49,424   $107,934
                                                                           ========      ========   ========   ========   ========
                     Average amount of borrowings outstanding per share
                     during the period ..................................  $   3.86      $   2.26   $   1.64   $   2.27   $   5.13
                                                                           ========      ========   ========   ========   ========
==================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ...........  $295,499      $326,929   $312,909   $300,904   $287,285
Data:                                                                      ========      ========   ========   ========   ========
                     Portfolio turnover .................................     16.89%        55.42%     52.91%     65.68%     45.73%
                                                                           ========      ========   ========   ========   ========
==================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                     14 & 15

NOTES TO FINANCIAL STATEMENTS (concluded)

specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $647 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1998 were $78,979,400, and $65,117,797, respectively.

Net realized losses for the six months ended November 30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized     Unrealized
                                                       Losses        Losses
--------------------------------------------------------------------------------
Long-term investments ............................  $(8,469,252)  $(35,858,532)
                                                    -----------   ------------
Total ............................................  $(8,469,252)  $(35,858,532)
                                                    ===========   ============
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $35,858,532, of which $9,805,317 related to appreciated securities and $45,663,849 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $413,881,176.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 1998 and the year ended May 31, 1998 increased by 281,710 and 664,216, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 11, 1998, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement is a $150,000,000 credit facility bearing interest at the Federal Funds Rate plus 0.50% and/or LIBOR plus 0.50%. For the six months ended November 30, 1998, the average amount borrowed was approximately $90,810,000 and the daily weighted average interest rate was 5.90%. For the six months ended November 30, 1998, facility and commitment fees aggregated $114,251.

6. Subsequent Events:

On December 1, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.129574 per share, payable on December 18, 1998 to shareholders of record as of December 11, 1998. In addition, on December 22, 1998, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution to Common Stock shareholders in the amount of $.127592 and $.113893 per share, respectively, payable on January 8, 1999 to shareholders of record on December 31, 1998.


                                    16 & 17

                              Corporate High Yield Fund, Inc., November 30, 1998

PORTFOLIO INFORMATION

Ten Largest Corporate Bond Holdings

                                                                Percent of Total
As of November 30, 1998                                    Long-Term Investments
================================================================================
Nextel Communications Inc.    Nextel is building a network to provide
                              digital wireless communications services
                              that ultimately will have a nationwide
                              footprint. The company currently has service
                              in over 225 cities and expects service to
                              cover 85% of the US population by the end of
                              1998. The company has over 1.2 million units
                              in service. Our holdings include bonds of
                              100%-owned Cencall Communications.            2.7%
--------------------------------------------------------------------------------
Call-Net Enterprises, Inc.    The company is the largest alternative
                              provider of long distance telephone services
                              in Canada, marketing under the brand name
                              Sprint Canada. Sprint Communications Company
                              L.P., the third-largest long distance
                              services carrier in the United States, owns
                              approximately 25% of the company's shares.    1.6
--------------------------------------------------------------------------------
Tucson Electric & Power Co.   This electric utility serves Tucson,
                              Arizona, and surrounding areas. Our bonds
                              are secured lease obligation bonds on the
                              company's Springerville coal-fired power
                              generation plant.                             1.6
--------------------------------------------------------------------------------
Nextlink Communications Inc.  Nextlink provides local, long distance and enhanced telephone communications services
                              to commercial customers. The company
                              operates in 24 markets in seven states.       1.5
--------------------------------------------------------------------------------
Cumulus Media, Inc.           Cumulus is one of the largest radio
                              broadcasting companies in the United States,
                              owning and operating radio stations
                              throughout the country. The company also
                              provides sales and marketing services to
                              radio stations.                               1.5
--------------------------------------------------------------------------------
Telefonica de Argentina S.A.  Telefonica de Argentina provides monopoly telephone service to the southern half of
                              Argentina, including about half the Buenos
                              Aires metropolitan area where nearly one
                              third of Argentina's population is located.   1.4
--------------------------------------------------------------------------------
Malette Inc.                  Malette is a Canadian producer of oriented
                              strand board panels and commodity 2x4 lumber
                              with facilities primarily located in the
                              province of Quebec. Malette is a wholly-
                              owned subsidiary of Canadian paper and
                              forest products producer Tembec, Inc.         1.4
--------------------------------------------------------------------------------
L-3 Communications Corp.      The company is a supplier of secure
                              communications systems, avionics, telemetry,
                              instrumentation and other communications and
                              support services. Customers include
                              aerospace contractors and the US military
                              and Federal agencies.                         1.4
--------------------------------------------------------------------------------
Sequa Corp.                   Sequa is a diversified industrial company
                              whose business lines include aerospace,
                              machinery and metal coatings, and specialty
                              chemicals. Within these categories, Sequa
                              produces such products as solid rocket fuel
                              propulsion systems, protective coatings and
                              a bleach activator.                           1.4
--------------------------------------------------------------------------------
Forest City Enterprises Inc.  Forest City is a diversified real estate developer. The company develops, acquires,
                              owns and manages commercial and residential
                              real estate projects in 21 states and the
                              District of Columbia.                         1.3
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16718--11/98

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